Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2022

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of					$ Change	$ Change
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	From Dec. 31,2021	From Sep. 30, 2021
Assets:
Cash and cash equivalents	$754,393	$795,143	$1,077,158	$756,971	$1,011,247	$(2,578)	$(256,854)
Investment securities, net of allowance for credit losses	662,750	655,296	614,836	542,045	543,449	120,705	119,301
Loans held for sale	24,387	39,727	28,037	52,077	40,546	(27,690)	(16,159)
Loans	4,289,450	4,362,233	4,390,243	4,496,562	4,343,806	(207,112)	(54,356)
Allowance for credit losses	(64,919)	(64,449)	(71,656)	(64,577)	(63,024)	(342)	(1,895)
Loans, net	4,224,531	4,297,784	4,318,587	4,431,985	4,280,782	(207,454)	(56,251)
Federal Home Loan Bank stock, at cost	8,568	10,311	10,311	10,311	10,311	(1,743)	(1,743)
Premises and equipment, net	32,813	33,886	34,358	36,073	37,499	(3,260)	(4,686)
Right-of-use assets	41,303	41,364	42,402	38,825	39,257	2,478	2,046
Goodwill	16,300	16,300	16,300	16,300	16,300	—	—
Other real estate owned ("OREO")	1,634	1,687	1,740	1,792	1,845	(158)	(211)
Bank owned life insurance ("BOLI")	101,013	100,396	99,773	99,161	99,634	1,852	1,379
Other assets and accrued interest receivable	131,971	120,582	106,367	108,092	106,764	23,879	25,207
Total assets	$5,999,663	$6,112,476	$6,349,869	$6,093,632	$6,187,634	$(93,969)	$(187,971)

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,014,123	$2,094,436	$2,226,714	$1,990,781	$2,086,548	$23,342	$(72,425)
Interest-bearing	2,786,385	2,733,093	2,860,392	2,849,637	2,861,399	(63,252)	(75,014)
Total deposits	4,800,508	4,827,529	5,087,106	4,840,418	4,947,947	(39,910)	(147,439)

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	209,376	303,315	287,818	290,967	260,583	(81,591)	(51,207)
Operating lease liabilities	42,109	42,163	43,204	39,672	40,151	2,437	1,958
Federal Home Loan Bank advances	20,000	20,000	20,000	25,000	25,000	(5,000)	(5,000)
Other liabilities and accrued interest payable	86,712	77,295	71,412	63,343	75,296	23,369	11,416
Total liabilities	5,158,705	5,270,302	5,509,540	5,259,400	5,348,977	(100,695)	(190,272)

Stockholders' equity	840,958	842,174	840,329	834,232	838,657	6,726	2,301
Total liabilities and stockholders' equity	$5,999,663	$6,112,476	$6,349,869	$6,093,632	$6,187,634	$(93,969)	$(187,971)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data

	Three Months Ended					$ Change (8)	Nine Months Ended		$ Change (8)
	Sep. 30, 2022	Jun. 30, 2022	Mar.31, 2022	Dec. 31, 2021	Sep. 30, 2021	Q3 to Q3	Sep. 30, 2022	Sep. 30, 2021	9M to 9M
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$727,626	$813,956	$861,822	$848,215	$924,859	$(197,233)	$800,643	$792,858	$7,785
Investment securities, including FHLB stock	694,781	691,427	606,182	540,227	555,934	138,847	664,455	560,780	103,675
Loans, including loans held for sale	4,306,169	4,339,432	4,355,255	4,385,547	4,404,270	(98,101)	4,333,439	4,564,344	(230,905)
Total interest-earning assets	5,728,576	5,844,815	5,823,259	5,773,989	5,885,063	(156,487)	5,798,537	5,917,982	(119,445)

Allowance for credit losses	(65,262)	(72,037)	(69,287)	(63,711)	(61,562)	(3,700)	(68,847)	(67,415)	(1,432)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	108,069	172,382	354,165	137,556	140,037	(31,968)	210,637	177,667	32,970
Premises and equipment, net	33,307	34,322	35,460	37,055	38,377	(5,070)	34,355	38,891	(4,536)
Bank owned life insurance	100,740	100,152	99,532	99,978	99,386	1,354	100,146	88,414	11,732
Other assets	170,692	164,090	180,779	192,755	187,286	(16,594)	171,819	188,250	(16,431)

Total assets	$6,076,122	$6,243,724	$6,423,908	$6,177,622	$6,288,587	$(212,465)	$6,246,647	$6,343,789	$(97,142)

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$2,777,124	$2,779,941	$2,827,496	$2,857,403	$2,908,135	$(131,011)	$2,794,669	$2,945,770	$(151,101)
SSUARs and other short-term borrowings	220,149	294,388	300,169	318,785	242,867	(22,718)	271,276	201,992	69,284
Federal Home Loan Bank advances	20,000	20,000	23,333	25,000	25,000	(5,000)	21,099	30,989	(9,890)
Subordinated note	—	—	—	—	40,791	(40,791)	—	41,089	(41,089)
Total interest-bearing liabilities	3,017,273	3,094,329	3,150,998	3,201,188	3,216,793	(199,520)	3,087,044	3,219,840	(132,796)

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	2,096,911	2,197,300	2,313,549	2,028,910	2,118,200	(21,289)	2,201,793	2,163,334	38,459
Other liabilities	110,190	100,937	112,331	102,694	104,660	5,530	107,814	115,730	(7,916)
Stockholders' equity	851,748	851,158	847,030	844,830	848,935	2,813	849,996	844,885	5,111

Total liabilities and stock-holders’ equity	$6,076,122	$6,243,724	$6,423,908	$6,177,622	$6,288,588	$(212,466)	$6,246,647	$6,343,789	$(97,142)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data

	Three Months Ended					$ Change (8)	Nine Months Ended		$ Change (8)
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Q3 to Q3	Sep. 30, 2022	Sep. 30, 2021	9M to 9M

Total interest income (1)	$60,056	$52,320	$63,555	$51,379	$54,469	$5,587	$175,931	$175,927	$4
Total interest expense	2,020	1,088	943	1,038	1,340	680	4,051	4,628	(577)
Net interest income	58,036	51,232	62,612	50,341	53,129	4,907	171,880	171,299	581

Provision (2)	1,573	3,705	9,226	2,577	1,292	281	14,504	12,231	2,273

Noninterest income:
Service charges on deposit accounts	3,409	3,363	3,226	3,332	3,277	132	9,998	9,221	777
Net refund transfer fees	593	3,950	12,051	326	1,280	(687)	16,594	19,924	(3,330)
Mortgage banking income (3)	1,154	1,763	2,657	3,339	5,280	(4,126)	5,574	16,655	(11,081)
Interchange fee income	3,322	3,461	3,070	3,291	3,263	59	9,853	9,771	82
Program fees (3)	4,932	3,885	3,854	4,668	4,018	914	12,671	9,569	3,102
Increase in cash surrender value of BOLI	617	623	612	626	626	(9)	1,852	1,616	236
Net losses on OREO	(53)	(52)	(53)	(53)	(52)	(1)	(158)	(107)	(51)
Contract termination fee	—	—	5,000	—	—	—	5,000	—	5,000
Legal settlement	—	13,000	—	—	—	—	13,000	—	13,000
Other	1,073	573	584	1,552	1,133	(60)	2,230	2,845	(615)
Total noninterest income	15,047	30,566	31,001	17,081	18,825	(3,778)	76,614	69,494	7,120

Noninterest expense:
Salaries and employee benefits	27,269	28,896	29,312	26,350	26,991	278	85,477	83,738	1,739
Technology, equipment, and communication	7,235	7,229	7,214	7,342	7,498	(263)	21,678	22,009	(331)
Occupancy	3,211	3,224	3,440	3,188	3,195	16	9,875	10,005	(130)
Marketing and development	1,951	1,720	1,348	1,291	1,233	718	5,019	3,099	1,920
FDIC insurance expense	423	399	419	402	325	98	1,241	1,189	52
Interchange related expense	1,221	1,264	1,117	1,253	1,275	(54)	3,602	3,707	(105)
Legal and professional fees	904	804	1,365	1,360	884	20	3,073	3,564	(491)
Other (2)	3,891	4,117	4,358	3,850	3,034	857	12,366	10,719	1,647
Total noninterest expense	46,105	47,653	48,573	45,036	44,435	1,670	142,331	138,030	4,301

Income before income tax expense	25,405	30,440	35,814	19,809	26,227	(822)	91,659	90,532	1,127
Income tax expense	5,922	6,539	7,888	3,004	6,218	(296)	20,349	20,548	(199)

Net income	$19,483	$23,901	$27,926	$16,805	$20,009	$(526)	$71,310	$69,984	$1,326

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios

	As of and for the Three Months Ended					Change (8)	As of and for the Nine Months Ended		Change (8)
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	From Dec. 31, 2021 or Q3 to Q3	Sep. 30, 2022	Sep. 30, 2021	From Sep. 30,2021 or 9M to 9M
Per Share Data:

Basic weighted average shares outstanding	19,919	20,107	20,145	20,270	20,508	(589)	20,066	20,807	(741)
Diluted weighted average shares outstanding	19,981	20,169	20,225	20,379	20,591	(610)	20,134	20,879	(745)

Period-end shares outstanding:
Class A Common Stock	17,587	17,629	17,834	17,816	18,040	(453)	17,587	18,040	(453)
Class B Common Stock	2,160	2,161	2,165	2,165	2,165	(5)	2,160	2,165	(5)

Book value per share (4)	$42.59	$42.56	$42.02	$41.75	$41.51	$1.08	$42.59	$41.51	$1.08
Tangible book value per share (4)	41.30	41.26	40.73	40.48	40.26	1.04	41.30	40.26	1.04

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.99	$1.20	$1.40	$0.84	$0.99	$—	$3.60	$3.40	$0.20
Basic EPS - Class B Common Stock	0.90	1.09	1.27	0.77	0.90	—	3.27	3.10	0.17
Diluted EPS - Class A Common Stock	0.99	1.20	1.40	0.84	0.99	—	3.58	3.39	0.19
Diluted EPS - Class B Common Stock	0.90	1.09	1.27	0.76	0.90	—	3.26	3.09	0.17

Cash dividends declared per Common share:
Class A Common Stock	$0.341	$0.341	$0.341	$0.308	$0.308	$0.033	$1.023	$0.924	$0.099
Class B Common Stock	0.310	0.310	0.310	0.280	0.280	0.030	0.930	0.840	0.090

Performance Ratios:

Return on average assets	1.28%	1.53%	1.74%	1.09%	1.27%	0.01%	1.52%	1.47%	0.05%
Return on average equity	9.15	11.23	13.19	7.96	9.43	(0.28)	11.19	11.04	0.15
Efficiency ratio (5)	63	68	55	66	61	2	61	57	4
Yield on average interest-earning assets (1)	4.19	3.58	4.37	3.56	3.70	0.49	4.05	3.96	0.09
Cost of average interest-bearing liabilities	0.27	0.14	0.12	0.13	0.17	0.10	0.17	0.19	(0.02)
Cost of average deposits (6)	0.15	0.08	0.07	0.08	0.09	0.06	0.10	0.11	(0.01)
Net interest spread (1)	3.92	3.44	4.25	3.43	3.53	0.39	3.88	3.77	0.11
Net interest margin - Total Company (1)	4.05	3.51	4.30	3.49	3.61	0.44	3.95	3.86	0.09
Net interest margin - Core Bank	3.54	3.02	2.92	3.08	3.25	0.29	3.16	3.24	(0.08)

Other Information:

End of period FTEs (7) - Total Company	1,009	1,020	1,040	1,045	1,052	(43)	1,009	1,052	(43)
End of period FTEs - Core Bank	916	929	955	958	966	(50)	916	966	(50)
Number of full-service banking centers	42	42	42	42	42	—	42	42	—

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of					Change	Change
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	From Dec. 31,2021	From Sep. 30, 2021
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$863,899	$832,137	$808,658	$820,731	$827,898	$43,168	$36,001
Nonowner occupied	321,037	313,534	314,933	306,323	294,818	14,714	26,219
Commercial real estate	1,571,593	1,569,119	1,556,575	1,456,009	1,393,241	115,584	178,352
Construction & land development	147,418	137,452	129,970	129,337	105,968	18,081	41,450
Commercial & industrial	404,971	394,175	342,175	340,363	333,795	64,608	71,176
Paycheck Protection Program	7,855	14,657	18,276	56,014	126,271	(48,159)	(118,416)
Lease financing receivables	11,333	11,345	10,396	8,637	9,427	2,696	1,906
Aircraft	166,313	159,958	151,284	142,894	130,398	23,419	35,915
Home equity	229,038	214,069	210,364	210,578	215,282	18,460	13,756
Consumer:
Credit cards	14,897	15,419	14,654	14,510	14,781	387	116
Overdrafts	723	901	716	683	753	40	(30)
Automobile loans	7,890	9,579	11,846	14,448	17,533	(6,558)	(9,643)
Other consumer	973	1,245	939	1,432	6,223	(459)	(5,250)
Total Traditional Banking	3,747,940	3,673,590	3,570,786	3,501,959	3,476,388	245,981	271,552
Warehouse lines of credit	442,238	596,678	690,200	850,550	750,682	(408,312)	(308,444)
Total Core Banking	4,190,178	4,270,268	4,260,986	4,352,509	4,227,070	(162,331)	(36,892)

Republic Processing Group:
Tax Refund Solutions:
Easy Advances	—	—	16,475	—	—	—	—
Other TRS loans	295	149	25,132	50,987	25	(50,692)	270
Republic Credit Solutions	98,977	91,816	87,650	93,066	116,711	5,911	(17,734)
Total Republic Processing Group	99,272	91,965	129,257	144,053	116,736	(44,781)	(17,464)

Total loans - Total Company	$4,289,450	$4,362,233	$4,390,243	$4,496,562	$4,343,806	$(207,112)	$(54,356)

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$49,231	$49,727	$49,616	$49,407	$49,487	$(176)	$(256)
Warehouse Lending	1,105	1,491	1,725	2,126	1,877	(1,021)	(772)
Total Core Banking	50,336	51,218	51,341	51,533	51,364	(1,197)	(1,028)

Tax Refund Solutions	—	—	8,370	96	—	(96)	—
Republic Credit Solutions	14,583	13,231	11,945	12,948	11,660	1,635	2,923
Total Republic Processing Group	14,583	13,231	20,315	13,044	11,660	1,539	2,923

Total Allowance - Total Company	$64,919	$64,449	$71,656	$64,577	$63,024	$342	$1,895

Allowance to Total Loans

Traditional Banking	1.31%	1.35%	1.39%	1.41%	1.42%	(0.10)%	(0.11)%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25	—	—
Total Core Banking	1.20	1.20	1.20	1.18	1.22	0.02	(0.02)

Tax Refund Solutions	—	—	20.12	0.19	—	(0.19)	—
Republic Credit Solutions	14.73	14.41	13.63	13.91	9.99	0.82	4.74
Total Republic Processing Group	14.69	14.39	15.72	9.06	9.99	5.63	4.70

Total Company	1.51	1.48	1.63	1.44	1.45	0.07	0.06

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					Change (8)	As of and for the Nine Months Ended		Change (8)
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	From Dec. 31,2021 or Q3 to Q3	Sep. 30, 2022	Sep. 30, 2021	From Sep. 30,2021 or 9M to 9M
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$16,322	$16,168	$16,935	$20,504	$20,252	$(3,930)	$16,322	$20,252	$(3,930)
Loans past due 90-days-or-more and still on accrual	37	42	31	48	691	(654)	37	691	(654)
Total nonperforming loans	16,359	16,210	16,966	20,552	20,943	(4,584)	16,359	20,943	(4,584)
OREO	1,634	1,687	1,740	1,792	1,845	(211)	1,634	1,845	(211)
Total nonperforming assets	$17,993	$17,897	$18,706	$22,344	$22,788	$(4,795)	$17,993	$22,788	$(4,795)

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$16,322	$16,168	$16,935	$20,504	$20,252	$(3,930)	$16,322	$20,252	$(3,930)
Loans past due 90-days-or-more and still on accrual	—	—	—	1	—	—	—	—	—
Total nonperforming loans	16,322	16,168	16,935	20,505	20,252	(3,930)	16,322	20,252	(3,930)
OREO	1,634	1,687	1,740	1,792	1,845	(211)	1,634	1,845	(211)
Total nonperforming assets	$17,956	$17,855	$18,675	$22,297	$22,097	$(4,141)	$17,956	$22,097	$(4,141)

Delinquent Loans:
Delinquent loans - Core Bank	$4,368	$5,352	$5,863	$7,430	$7,692	$(3,324)	$4,368	$7,692	$(3,324)
RPG	7,522	6,099	10,352	6,035	9,701	(2,179)	7,522	9,701	(2,179)
Total delinquent loans - Total Company	$11,890	$11,451	$16,215	$13,465	$17,393	$(5,503)	$11,890	$17,393	$(5,503)

NCOs (Recoveries) by Segment:
Traditional Bank	$(187)	$(5)	$118	$175	$(167)	$(20)	$(73)	$210	$(283)
Warehouse Lending loans	—	—	—	—	—	—	—	—	—
Core Bank loans	(187)	(5)	118	175	(167)	(20)	(73)	210	(283)
Tax Refund Solutions	(1,296)	8,730	(362)	(1,263)	(2,261)	965	7,070	8,008	(938)
Republic Credit Solutions	2,656	2,147	2,398	2,119	989	1,667	7,203	2,180	5,023
RPG	1,360	10,877	2,036	856	(1,272)	2,632	14,273	10,188	4,085
Total NCOs (recoveries) - Total Company	$1,173	$10,872	$2,154	$1,031	$(1,439)	$2,612	$14,200	$10,398	$3,802

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.38%	0.37%	0.39%	0.46%	0.48%	(0.10)%	0.38%	0.48%	(0.10)%
Nonperforming assets to total loans (including OREO)	0.42	0.41	0.43	0.50	0.52	(0.10)	0.42	0.52	(0.10)
Nonperforming assets to total assets	0.30	0.29	0.29	0.37	0.37	(0.07)	0.30	0.37	(0.07)
Allowance for credit losses to total loans	1.51	1.48	1.63	1.44	1.45	0.06	1.51	1.45	0.06
Allowance for credit losses to nonperforming loans	397	398	422	314	301	96	397	301	96
Delinquent loans to total loans (9)	0.28	0.26	0.37	0.30	0.40	(0.12)	0.28	0.40	(0.12)
NCOs (recoveries) to average loans (annualized)	0.11	1.00	0.20	0.09	(0.13)	0.24	0.44	0.30	0.14

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.39%	0.38%	0.40%	0.47%	0.48%	(0.09)%	0.39%	0.48%	(0.09)%
Nonperforming assets to total loans (including OREO)	0.43	0.42	0.44	0.51	0.52	(0.09)	0.43	0.52	(0.09)
Nonperforming assets to total assets	0.33	0.32	0.33	0.40	0.39	(0.06)	0.33	0.39	(0.06)
Allowance for credit losses to total loans	1.20	1.20	1.20	1.18	1.22	(0.02)	1.20	1.22	(0.02)
Allowance for credit losses to nonperforming loans	308	317	303	251	254	54	308	254	54
Delinquent loans to total loans	0.10	0.13	0.14	0.17	0.18	(0.08)	0.10	0.18	(0.08)
NCOs (recoveries) to average loans (annualized)	(0.02)	—	0.01	0.02	(0.02)	—	—	0.01	(0.01)

TRS Easy Advances ("EAs")

EAs originated	$—	$—	$311,207	$—	$—	$—	$311,207	$250,045	$61,162
Net (credit) charge to the Provision for EAs	(1,296)	564	8,315	(1,261)	(2,242)	946	7,583	7,984	(401)
Net Provision to YTD EAs originated	(0.41)%	0.18%	2.67%	(0.50)%	(0.90)%	0.49%	2.44%	3.19%	(0.75)%
EAs NCOs (recoveries)	$(1,296)	$8,879	$—	$(1,261)	$(2,242)	$946	$7,583	$7,984	$(401)
EA NCOs (recoveries) to YTD EAs originated	(0.41)%	2.85%	—%	(0.50)%	(0.90)%	0.49%	2.44%	3.19%	(0.75)%

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of September 30, 2022, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells, and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2021 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022 (continued)

Segment information for the quarters and nine months ended September 30, 2022 and 2021 follows:

	Three Months Ended September 30, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$46,562	$3,011	$112	$49,685	$1,709	$6,642	$8,351	$58,036

Provision for expected credit loss expense	(753)	(386)	—	(1,139)	(1,296)	4,008	2,712	1,573

Net refund transfer fees	—	—	—	—	593	—	593	593
Mortgage banking income	—	—	1,154	1,154	—	—	—	1,154
Program fees	—	—	—	—	724	4,208	4,932	4,932
Other noninterest income	8,260	13	33	8,306	62	—	62	8,368
Total noninterest income	8,260	13	1,187	9,460	1,379	4,208	5,587	15,047

Total noninterest expense	37,777	851	2,005	40,633	3,248	2,224	5,472	46,105

Income (loss) before income tax expense	17,798	2,559	(706)	19,651	1,136	4,618	5,754	25,405
Income tax expense (benefit)	4,278	572	(156)	4,694	202	1,026	1,228	5,922

Net income (loss)	$13,520	$1,987	$(550)	$14,957	$934	$3,592	$4,526	$19,483

Period-end assets	$5,036,343	$441,885	$16,418	$5,494,646	$395,873	$109,144	$505,017	$5,999,663

Net interest margin	3.63%	2.54%	NM	3.54%	NM	NM	NM	4.05%

Net-revenue concentration*	75%	4%	2%	81%	4%	15%	19%	100%

	Three Months Ended September 30, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$40,297	$6,291	$253	$46,841	$294	$5,994	$6,288	$53,129

Provision for expected credit loss expense	(44)	(223)	—	(267)	(2,261)	3,820	1,559	1,292

Net refund transfer fees	—	—	—	—	1,280	—	1,280	1,280
Mortgage banking income	—	—	5,280	5,280	—	—	—	5,280
Program fees	—	—	—	—	762	3,256	4,018	4,018
Other noninterest income	8,105	15	62	8,182	65	—	65	8,247
Total noninterest income	8,105	15	5,342	13,462	2,107	3,256	5,363	18,825

Total noninterest expense	35,924	1,056	3,257	40,237	2,966	1,232	4,198	44,435

Income before income tax expense	12,522	5,473	2,338	20,333	1,696	4,198	5,894	26,227
Income tax expense	3,038	1,258	514	4,810	371	1,037	1,408	6,218

Net income	$9,484	$4,215	$1,824	$15,523	$1,325	$3,161	$4,486	$20,009

Period-end assets	$4,907,503	$750,266	$41,196	$5,698,965	$365,552	$123,117	$488,669	$6,187,634

Net interest margin	3.22%	3.51%	NM	3.25%	NM	NM	NM	3.61%

Net-revenue concentration*	67%	9%	8%	84%	3%	13%	16%	100%

	Nine Months Ended September 30, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$121,868	$11,412	$469	$133,749	$18,751	$19,380	$38,131	$171,880

Provision for expected credit loss expense	(287)	(1,021)	—	(1,308)	6,976	8,836	15,812	14,504

Net refund transfer fees	—	—	—	—	16,594	—	16,594	16,594
Mortgage banking income	—	—	5,574	5,574	—	—	—	5,574
Program fees	—	—	—	—	2,187	10,484	12,671	12,671
Contract termination fee	—	—	—	—	5,000	—	5,000	5,000
Legal settlement	—	—	—	—	13,000	—	13,000	13,000
Other noninterest income	23,225	38	113	23,376	399	—	399	23,775
Total noninterest income	23,225	38	5,687	28,950	37,180	10,484	47,664	76,614

Total noninterest expense	114,310	2,838	7,527	124,675	11,926	5,730	17,656	142,331

Income (loss) before income tax expense	31,070	9,633	(1,371)	39,332	37,029	15,298	52,327	91,659
Income tax expense (benefit)	6,397	2,168	(302)	8,263	8,573	3,513	12,086	20,349

Net income (loss)	$24,673	$7,465	$(1,069)	$31,069	$28,456	$11,785	$40,241	$71,310

Period-end assets	$5,036,343	$441,885	$16,418	$5,494,646	$395,873	$109,144	$505,017	$5,999,663

Net interest margin	3.20%	2.79%	NM	3.16%	NM	NM	NM	3.95%

Net-revenue concentration*	58%	5%	2%	65%	23%	12%	35%	100%

	Nine Months Ended September 30, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$119,677	$19,387	$802	$139,866	$15,593	$15,840	$31,433	$171,299

Provision for expected credit loss expense	(126)	(530)	—	(656)	7,850	5,037	12,887	12,231

Net refund transfer fees	2	—	—	2	19,922	—	19,922	19,924
Mortgage banking income	—	—	16,655	16,655	—	—	—	16,655
Program fees	—	—	—	—	2,373	7,196	9,569	9,569
Other noninterest income	22,859	43	140	23,042	304	—	304	23,346
Total noninterest income	22,861	43	16,795	39,699	22,599	7,196	29,795	69,494

Total noninterest expense	110,191	3,150	9,384	122,725	11,965	3,340	15,305	138,030

Income before income tax expense	32,473	16,810	8,213	57,496	18,377	14,659	33,036	90,532
Income tax expense	6,718	3,919	1,807	12,444	4,467	3,637	8,104	20,548

Net income	$25,755	$12,891	$6,406	$45,052	$13,910	$11,022	$24,932	$69,984

Period-end assets	$4,907,503	$750,266	$41,196	$5,698,965	$365,552	$123,117	$488,669	$6,187,634

Net interest margin	3.21%	3.47%	NM	3.24%	NM	NM	NM	3.86%

Net-revenue concentration*	59%	8%	7%	74%	16%	10%	26%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Third Quarter 2022 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					$ Change (8)	Nine Months Ended		$ Change (8)
(dollars in thousands)	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Q3 to Q3	Sep. 30, 2022	Sep. 30, 2021	9M to 9M

Traditional Bank excluding PPP fees	$911	$1,545	$1,451	$1,126	$1,152	$(241)	$3,907	$3,010	$897
Traditional Bank - PPP fees	152	124	879	2,850	5,182	(5,030)	1,155	14,615	(13,460)
Warehouse Lending	402	500	574	662	779	(377)	1,476	2,439	(963)
Total Core Bank	1,465	2,169	2,904	4,638	7,113	(5,648)	6,538	20,064	(13,526)
TRS - Easy Advances	81	81	13,444	43	76	5	13,606	13,159	447
TRS - Other Loan Fees	(1)	2	662	—	—	(1)	663	1,656	(993)
RCS	6,635	5,782	5,702	5,695	4,862	1,773	18,119	12,550	5,569
Total RPG	6,715	5,865	19,808	5,738	4,938	1,777	32,388	27,365	5,023

Total loan fees - Total Company	$8,180	$8,034	$22,712	$10,376	$12,051	$(3,871)	$38,926	$47,429	$(8,503)

(2)
Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities.  Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)
In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income.  Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					$ Change (8)	As of and for the Nine Months Ended		$ Change (8)
(dollars in thousands)	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Q3 to Q3	Sep. 30, 2022	Sep. 30, 2021	9M to 9M

Mortgage Loans Held for Sale

Balance, beginning of period	$8,491	$13,302	$29,393	$25,791	$32,401	$(23,910)	$29,393	$46,867	$(17,474)
Originations	32,856	61,489	100,661	155,468	170,482	(137,626)	195,006	525,246	(330,240)
Proceeds from sales	(39,220)	(67,759)	(119,212)	(155,186)	(182,422)	143,202	(226,191)	(562,661)	336,470
Net gain on sale	785	1,459	2,460	3,320	5,330	(4,545)	4,704	16,339	(11,635)
Balance, end of period	$2,912	$8,491	$13,302	$29,393	$25,791	$(22,879)	$2,912	$25,791	$(22,879)

RCS Consumer Loans Held for Sale

Balance, beginning of period	$31,236	$14,735	$22,684	$14,755	$24,432	$6,804	$22,684	$4,776	$17,908
Originations	292,131	282,782	245,214	321,118	257,018	35,113	820,127	561,062	259,065
Proceeds from sales	(306,093)	(269,429)	(256,280)	(316,597)	(270,463)	(35,630)	(831,802)	(558,972)	(272,830)
Net gain on sale	4,201	3,148	3,117	3,408	3,768	433	10,466	7,889	2,577
Balance, end of period	$21,475	$31,236	$14,735	$22,684	$14,755	$6,720	$21,475	$14,755	$6,720

(4)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021

Total stockholders' equity - GAAP (a)	$840,958	$842,174	$840,329	$834,232	$838,657
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	9,177	9,407	9,502	9,196	8,867
Tangible stockholders' equity - Non-GAAP (c)	$815,481	$816,467	$814,527	$808,736	$813,490

Total assets - GAAP (b)	$5,999,663	$6,112,476	$6,349,869	$6,093,632	$6,187,634
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	9,177	9,407	9,502	9,196	8,867
Tangible assets - Non-GAAP (d)	$5,974,186	$6,086,769	$6,324,067	$6,068,136	$6,162,467

Total stockholders' equity to total assets - GAAP (a/b)	14.02%	13.78%	13.23%	13.69%	13.55%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.65%	13.41%	12.88%	13.33%	13.20%

Number of shares outstanding (e)	19,747	19,790	19,999	19,981	20,205

Book value per share - GAAP (a/e)	$42.59	$42.56	$42.02	$41.75	$41.51
Tangible book value per share - Non-GAAP (c/e)	41.30	41.26	40.73	40.48	40.26

(5)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the now-cancelled TRS Transaction, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Nine Months Ended September 30, 2022
(dollars in thousands)	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021

Net interest income - GAAP	$58,036	$51,232	$62,612	$50,341	$53,129	$171,880	$171,299
Noninterest income - GAAP	15,047	30,566	31,001	17,081	18,825	76,614	69,494
Less: Contract termination fee related to TRS Transaction	—	—	5,000	—	—	5,000	—
Less: Legal settlement related to TRS Transaction	—	13,000	—	—	—	13,000	—
Less: Net gain (loss) on securities	2	(102)	(120)	(23)	(10)	(220)	(46)
Total adjusted income - Non-GAAP (a)	$73,081	$68,900	$88,733	$67,445	$71,964	$230,714	$240,839

Noninterest expense - GAAP	$46,105	$47,653	$48,573	$45,036	$44,435	$142,331	$138,030
Less: Expenses related to TRS Transaction	88	699	127	611	300	914	1,300
Adjusted noninterest expense - Non-GAAP (b)	$46,017	$46,954	$48,446	$44,425	$44,135	$141,417	$136,730

Efficiency Ratio - Non-GAAP (b/a)	63%	68%	55%	66%	61%	61%	57%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)
Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M  (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of March 31, 2022 included $4.7 million of Easy Advances, which do not have a contractual due date but the Company considered an EA delinquent in 2022 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful
NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628